                         INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in this Current Report on Form 8-K, filed with the Securities and Exchange Commission by NHP Incorporated (NHP) of our reports with respect to the audits of the partnerships listed below for the year ended December 31, 1994, and the incorporation by reference of such reports into NHP's Registration Statement on Form S-8 (No. 333-11933), NHP's Registration Statement on Form S-8 (No. 333-11863), NHP's Registration Statement on Form S-8 (No. 333-11917), NHP's Registration Statement on Form S-8 (No. 333-11857), and NHP's Registration Statement on Form S-8 (No. 333-08137).



                                                                         Date of
            Partnership                                              Auditor's Report
            -----------                                              ----------------
630 East Lincoln Avenue Associates                                   January  24, 1995
Aspen Stratford Apartments Company B                                 January  31, 1995
Aspen Stratford Apartments Company C                                 February  1, 1995
Benjamin Banneker Plaza Associates                                   January  31, 1995
Brightwood Limited Partnership                                       January  10, 1995
Cambridge Heights Apartments, Ltd.                                   February 15, 1995
Carter Associates Limited Partnership                                March     4, 1995
Cherry Estates                                                       January  18, 1995
Christopher Court Housing Company                                    January  27, 1995
Concord Houses Associates                                            March     7, 1995
Duke Manor Associates                                                February 14, 1995
Elderly Housing Associates Ltd. Partnership                          January  25, 1995
Forest Apartments Associates                                         February 16, 1995
Gate Manor Apartments, Ltd.                                          January  30, 1995
Greenfield Apartments Limited Partnership                            January  27, 1995
Greenfield North Apartments Limited Partnership                      January  23, 1995
Haili Associates                                                     February  6, 1995
Houston Aristocrat Apartments, Ltd.                                  January  24, 1995
Kapuna Associates                                                    February  6, 1995
Kinloch Urban East Housing                                           February 10, 1995
Koolau Housing Associates                                            February  6, 1995
Lakeview Arms Associates                                             February  2, 1995
Lee-Hy Manor Associates Limited Partnership                          February  8, 1995
Locust Park Associates                                               February  1, 1995
Loring Towers Associates                                             March     3, 1995
Mahoning Associates                                                  January  31, 1995
Milliken Apartments Company                                          February  1, 1995
Monument Street Limited Partnership                                  February  8, 1995
Neighborhoods of the Universities Lock Street Apartments Company     February   3, 1995
Oak Hollow South Associates                                          February  21, 1995
Orchard Mews Associates                                              February  15, 1995
Oxford Place Associates                                              February   8, 1995
Pittsfield Neighborhood Associates                                   March      9, 1995
Prince Street Towers Limited Partnership                             February   6, 1995
Sencit-Lebanon Company                                               January   20, 1995
St. Nicholas Associates                                              February  20, 1995
Tamarac Pines, Ltd.                                                  February  18, 1995
Tamarac Pines II, Ltd.                                               February   9, 1995
Taunton Green Associates                                             March      1, 1995
Taunton II Associates                                                February  24, 1995
Tompkins Terrace Associates                                          February  23, 1995
Waipahu Associates                                                   February   6, 1995
Washington Chinatown Associates                                      February  15, 1995
Woodcrest Apartments, Ltd.                                           January   16, 1995
Worcester Episcopal Housing Company                                  February  23, 1995



/s/ J. A. Plumer & Co., P.A.



J. A. PLUMER & CO., P.A.
Bethesda, Maryland
June 9, 1997